Exhibit 99.1
SeraCare Life Sciences’ Common Stock Approved for Relisting on NASDAQ
Capital Market — Trading to Commence at Market Open Today
—Company to Host Conference Call to Discuss Strength of Operations and Growth
Potential on Wednesday, June 25, 2008; 10:30 AM Eastern Time—
MILFORD, Mass., June 23, 2008—SeraCare Life Sciences, Inc. (NASDAQ: SRLS) today announced that it has received notification from The NASDAQ Stock Market® that its common stock has been approved for relisting on the NASDAQ Capital Market. The Company’s common stock will begin trading today on NASDAQ at market open under the symbol SRLS. SeraCare serves the global life sciences industry by providing vital products and services to facilitate the discovery, validation and production of human diagnostics and therapeutics.
“Under new management, SeraCare has accomplished a number of significant tasks that very few companies successfully attain—beginning with the Company’s emergence from bankruptcy a year ago and culminating today with the Company’s relisting on NASDAQ,” said Eugene Davis, Chairman of the Board of Directors of SeraCare. “These accomplishments speak to the exceptional strength of the new management team and the fundamental strengths of SeraCare’s core business. I have great confidence in this team’s ability to leverage the growth potential of the Company and believe sustainable growth is on SeraCare’s horizon in 2009.”
“Over the last 18 months, we have completely reinvigorated SeraCare,” said Susan Vogt, President and CEO of SeraCare. “We streamlined the Company to position it for sustainable growth, made critical investments in research and product development, expanded our product offerings, and built a state-of-the-art research and manufacturing facility and a best-in-class quality management organization. Today’s announcement of SeraCare’s relisting on NASDAQ directly supports our growth strategy by increasing opportunities for both greater visibility and enhanced liquidity.”

SeraCare’s innovative portfolio includes diagnostic controls, plasma-derived reagents and molecular biomarkers, biobanking and contract research services. SeraCare’s quality systems, scientific expertise and state-of-the-art facilities support its customers in meeting the stringent requirements of the highly regulated life sciences industry.
The Company will host a conference call on Wednesday, June 25, 2008 at 10:30 AM Eastern Time to update the financial community on SeraCare’s business strategy, including current operating activities, an overview of core products and services and key initiatives that directly support the Company’s global growth strategy.
Conference Call Details:
To access the live call on Wednesday, June 25, 2008 at 10:30 AM Eastern Time, dial (800) 591-6944 or (617) 614-4910 (for international participants) at least five minutes prior to the start of the call. The participant pass code is 43729921. For one week following the call, an audio replay can be accessed by dialing (888) 286-8010 or (617) 801-6888 (for international participants) and using the pass code 23015014.
A live audio webcast of the call will also be available in the “Investor Relations” section of the Company’s website, www.seracare.com. After the event, an archived audio webcast will be available on the Company’s website for 30 days.
About SeraCare Life Sciences:
SeraCare serves the global life sciences industry by providing vital products and services to facilitate the discovery, validation and production of human diagnostics and therapeutics. SeraCare’s innovative portfolio includes diagnostic controls, plasma-derived reagents and molecular biomarkers, biobanking and contract research services. SeraCare’s quality systems, scientific expertise and state-of-the-art facilities support its customers in meeting the stringent requirements of the highly regulated life sciences industry.

Forward-Looking Statements:
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. All statements regarding SeraCare’s expected future financial position, results of operations, cash flows, future liquidity, financial plans, business strategy, capital expenditures, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from SeraCare’s expectations. Factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, results of litigation, government investigations, the availability of financing, actions of SeraCare’s competitors and changes in general economic conditions. Certain of the risks and factors associated with SeraCare’s business are also discussed in the Company’s 2007 Form 10-K and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements. Many of these factors are outside of SeraCare’s control. SeraCare does not undertake a duty to update any forward-looking statements contained herein.
Contacts:
Gregory A. Gould
SeraCare Life Sciences, Inc.
508-244-6400
Investor/Media Relations
Sarah Cavanaugh/Kari Watson
MacDougall Biomedical Communications
781-235-3060